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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 25, 2003


                   BEAR STEARNS ASSET BACKED SECURITIES, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           Delaware                   333-91334                 13-3836437
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 (STATE OR OTHER JURISDICTION        (COMMISSION             (I.R.S. EMPLOYER
      OF INCORPORATION)              FILE NUMBER)           IDENTIFICATION NO.)

383 Madison Avenue

New York, New York                                           10179
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    (ADDRESS OF PRINCIPAL                                 (ZIP CODE)
      EXECUTIVE OFFICES)


Registrant's telephone number, including area code, is (212) 272-2000


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Item 5.  OTHER EVENTS.

                  On or about April 30, 2003, the Registrant will cause the issuance and sale of approximately $334,562,440 initial principal amount of Bear Stearns Asset Backed Securities Trust 2003-AC2, Asset-Backed Certificates, Series 2003-AC2 (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of April 1, 2003, between the Registrant as depositor, EMC Mortgage Corporation, as seller and company, Wells Fargo Bank Minnesota, National Association, as master servicer and securities administrator and JPMorgan Chase Bank, as trustee.

                  In connection with the sale and the Series 2003-AC2, Class A-1, Class A-2, Class A- 3, Class A-4, Class A-IO, Class M-1, Class M-2, Class B-1 and Class B-2 Certificates (the "Underwritten Certificates"), the Registrant has been advised by Bear, Stearns & Co. Inc. (the "Underwriter"), that the Underwriter has furnished to prospective investors certain computational materials (the "Computational Materials") with respect to the Underwritten Certificates following the effective date of Registration Statement No.333-91334, which Computational Materials are being filed as exhibits to this report.

                  The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

                  The Computational Materials were prepared by the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

                  In addition, the actual characteristics and performance of the mortgage loans underlying the Underwritten Certificates (the "Mortgage Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Underwritten Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Underwritten Certificates.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a) FINANCIAL STATEMENTS.

                  Not applicable.

         (b) PRO FORMA FINANCIAL INFORMATION.

                  Not applicable.

         (c)      EXHIBITS

                       ITEM 601(a) OF
                       REGULATION S-K
      EXHIBIT NO.       EXHIBIT NO.          DESCRIPTION
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           1                 99              Computational
                                             Materials--Computational Materials
                                             (as defined in Item 5) that have
                                             been provided by the Underwriter to
                                             certain prospective purchasers of
                                             Bear Stearns Asset Backed
                                             Securities Trust 2003-AC2,
                                             Asset-Backed Certificates, Series
                                             2003-AC2 (filed in paper pursuant
                                             to the automatic SEC exemption
                                             pursuant to Release 33-7427, August
                                             7, 1997)

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                    BEAR STEARNS ASSET BACKED SECURITIES,
                                    INC.

                                    By:  /s/ Joseph Jurkowski
                                         -------------------------
                                    Name:    Joseph Jurkowski
                                    Title:   Managing Director

Dated: April 25, 2003

                                  EXHIBIT INDEX



                  ITEM 601(a) OF       SEQUENTIALLY
                  REGULATION S-K       NUMBERED
EXHIBIT NUMBER    EXHIBIT NO.          DESCRIPTION          PAGE
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1                 99                   Computational        Filed Manually
                                       Materials